Exhibit 99.1

                                               FOR INVESTOR INFORMATION CONTACT:
                                              Heidi Flannery, Investor Relations
                                                                  (510) 743-1718
                                                           investor@volterra.com

              VOLTERRA REPORTS THIRD QUARTER 2005 FINANCIAL RESULTS

FREMONT, Calif., October 24, 2005 -- Volterra Semiconductor Corporation (Nasdaq:
VLTR), a leading provider of high-performance analog and mixed-signal power management semiconductors, today reported financial results for its second quarter ended September 30, 2005.

Net revenue for the third quarter of 2005 was $12.5 million, down slightly from net revenue of $12.6 million for the third quarter of 2004 and a 6% sequential decrease from net revenue of $13.2 million for the second quarter of 2005. Net income was $0.6 million, or $0.02 per share (diluted), for the third quarter of 2005, compared with net income of $1.5 million, or $0.06 per share (diluted), for the third quarter of 2004.

Volterra also reported net income and basic and diluted net income per share on a non-GAAP-basis. Non-GAAP net income excludes the effect of stock-based compensation expense, net of tax. Non-GAAP net income was $0.7 million, or $0.03 per share (diluted), for the third quarter of 2005, compared to non-GAAP net income of $1.7 million, or $0.07 per share (diluted), for the third quarter of 2004.

"Our third quarter financial results were in line with the guidance we gave in July," said Volterra President and CEO Jeff Staszak. "While the ramp in our graphics business was delayed this quarter, we expect solid revenue contribution from our existing customer, as well as our new customer ATI next quarter and continuing into 2006. Additionally, we will begin to see activity in the server and consumer markets as our customers ramp their new products later this year and early in 2006."

EARNINGS CONFERENCE CALL

Volterra will be conducting a conference call today at 5:30 p.m. (EDT). To access the conference call, investors can dial 800-218-4007 approximately ten minutes prior to the initiation of the teleconference. International and local participants can dial (303) 262-2143. Investors should reference Volterra or reservation number 11041347. A webcast of the conference call also will be available from the Investor Section of the Company's website at: http://www.volterra.com/.

A digital replay of the conference call will be available through midnight on Monday, October 24, 2005. To access the replay, investors should dial (800) 405-2236 or (303) 590-3000 and enter reservation number 11041347. The web cast will be available on the Company's website until midnight on Monday, October 31, 2005.

ABOUT VOLTERRA SEMICONDUCTOR CORPORATION

Volterra Semiconductor Corporation, headquartered in Fremont, CA, designs, develops, and markets leading edge silicon solutions for low-voltage power delivery. The Company's product portfolio is focused on advanced switching regulators for the computer, datacom, storage, and portable markets. Volterra operates as a fabless semiconductor company utilizing world-class foundries for silicon supply. The company is focused on creating products with high intellectual property content that match specific customer needs. For more information, please visit http://www.volterra.com/.

NON-GAAP FINANCIAL MEASURES

Volterra provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results and in particular, making comparisons to similar companies, may be difficult to understand if limited to reviewing only GAAP financial measures. Internally, Volterra uses calculations of (i) non-GAAP net income, which represents net income excluding the effect of stock-based compensation expense and special items such as restructuring charges, net of tax; (ii) non-GAAP basic and diluted net income per share, which represents basic and diluted net income per share excluding the effect of stock-based compensation expense and special items such as restructuring charges, net of tax; and (iii) non-GAAP operating margin, which represents income from operations excluding the effect of stock-based compensation expense and special items such as restructuring charges, as a percentage of revenue. Volterra's management believes the non-GAAP information is useful because it can enhance the understanding of the Company's ongoing performance as a business and Volterra therefore uses both GAAP and non-GAAP reporting internally to evaluate and manage Volterra's operations.

Volterra has chosen to provide this information to investors to enable them to perform considerations of operating results in a manner similar to how the Company analyzes its operating results. However, Volterra's management does not itself, nor does it suggest that investors should, consider such non- GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Volterra presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Volterra's operating results and financial condition in a manner that focuses on what management believes to be Volterra's ongoing business operations. Management also believes that the inclusion of the non-GAAP net income, basic and diluted net income per share, and operating margin provide consistency and comparability with similar companies in Volterra's industry. Investors should note, however, that the non-GAAP financial measures used by Volterra may not be the same non-GAAP financial measures, and may not be calculated in the same manner as that of other companies. Whenever Volterra uses such a non-GAAP financial measure, it provides a reconciliation of non-GAAP financial measures to what it believes to be the most closely applicable GAAP financial measure. A reconciliation of GAAP net income to non-GAAP net income (loss) is included in the financial statements portion of this release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

FORWARD-LOOKING STATEMENTS:

This press release regarding financial results for the quarter ended June 30, 2005 contains forward-looking statements based on current expectations of Volterra. The words "expect," "will," "should," "would," "anticipate," "project," "outlook," "believe," "intend," and similar phrases as they relate to future events are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Volterra but are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: risks that Volterra may not be able to maintain its current revenue growth rate or gross margin levels; risks that one or more of Volterra's concentrated group of customers may reduce demand or price for Volterra's products or a particular product; dependence on a limited number of products; risks that Volterra may not be able to manage its growth; risks that Volterra's new products may not be able to be completed in a timely fashion or gain market acceptance; risks with managing its small number of distributors; intellectual property litigation risk; the semiconductor industry's cyclical nature; the seasonality in our business; geographic concentration of foundries, assembly and test facilities and customers in the Pacific Rim, subjecting Volterra to risks of natural disasters, epidemics and political unrest; and other factors detailed in our filings with the Securities and Exchange Commission, including the Form 10-Q filed on May 2, 2005. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Volterra undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                 THREE MONTHS ENDED             NINE MONTHS ENDED
                                                    SEPTEMBER 30,                SEPTEMBER 30,
                                            ---------------------------   ---------------------------
                                                 2005          2004           2005           2004
                                            ------------   ------------   ------------   ------------
                                                     (unaudited)                  (unaudited)
Net revenue                                 $     12,509   $     12,562   $     40,325   $     29,321
Cost of revenue                                    5,878          5,569         17,621         13,469
                                            ------------   ------------   ------------   ------------
       Gross margin                                6,631          6,993         22,704         15,852

Operating expenses:
    Research and development                       4,020          3,708         11,568          9,278
    Selling, general and administrative            1,953          1,525          6,596          3,742
    Stock-based compensation (*)                     100            210            364            483
                                            ------------   ------------   ------------   ------------
       Total operating expenses                    6,073          5,443         18,528         13,503
                                            ------------   ------------   ------------   ------------
       Income from operations                        558          1,550          4,176          2,349

    Interest and other income                        331            107            872            189
    Interest and other expense                        (4)            (4)           (13)            (9)
                                            ------------   ------------   ------------   ------------
       Income before income taxes                    885          1,653          5,035          2,529
    Income tax expense                               247            113            957            154
                                            ------------   ------------   ------------   ------------
       Net income                           $        638   $      1,540   $      4,078   $      2,375
                                            ============   ============   ============   ============
Basic net income per share                  $       0.03   $       0.09   $       0.17   $       0.25
                                            ------------   ------------   ------------   ------------
Shares used in computing basic net
    income per share                              23,675         17,253         23,538          9,457
                                            ------------   ------------   ------------   ------------
Diluted net income per share                $       0.02   $       0.06   $       0.16   $       0.11
                                            ------------   ------------   ------------   ------------
Shares used in computing diluted net
    income per share                              26,159         24,067         26,189         21,923
                                            ------------   ------------   ------------   ------------
(*) Stock-based compensation consists of:
     Cost of revenue                        $          7   $          8   $         22             21
     Research and development                         11            134             98            276
     Selling, general and administrative              82             68            244            186
                                            ------------   ------------   ------------   ------------
    Total                                   $        100   $        210   $        364            483
                                            ------------   ------------   ------------   ------------

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
            (In thousands, except per share amounts and percentages)

                                                 THREE MONTHS ENDED             NINE MONTHS ENDED
                                                     SEPTEMBER 30,                 SEPTEMBER 30,
                                             ---------------------------   ---------------------------
                                                 2005           2004           2005           2004
                                             ------------   ------------   ------------   ------------
                                                     (unaudited)                   (unaudited)
 GAAP net income                             $        638   $      1,540   $      4,078   $      2,375
 Adjustments:
    Stock-based compensation                          100            210            364            483
                                             ------------   ------------   ------------   ------------
     Total operating income adjustments               100            210            364            483

    Income tax effect                                 (28)           (17)           (69)           (30)
                                             ------------   ------------   ------------   ------------
 Non-GAAP net income                         $        710   $      1,733   $      4,373   $      2,828
                                             ============   ============   ============   ============

 Non-GAAP Basic net income per share         $       0.03   $       0.10   $       0.19   $       0.30
                                             ------------   ------------   ------------   ------------
 Non-GAAP Diluted net income per share       $       0.03   $       0.07   $       0.17   $       0.13
                                             ------------   ------------   ------------   ------------
 Basic Weighted average shares                     23,675         17,253         23,538          9,457
                                             ------------   ------------   ------------   ------------
 Diluted Weighted average shares                   26,159         24,067         26,189         21,923
                                             ------------   ------------   ------------   ------------

PERCENT OF NET REVENUE:

GAAP income from operations                             4%            12%            10%             8%
Total operating income adjustments                      1              2              1              2
                                             ------------   ------------   ------------   ------------
Non-GAAP income from operations                         5%            14%            11%            10%
                                             ------------   ------------   ------------   ------------

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                  SEPTEMBER 30,   DECEMBER 31,
                                                       2005          2004
                                                  -------------   ------------
                                                    (unaudited)    (audited)
                     ASSETS

Current assets:
   Cash, cash equivalents and investments          $     45,008   $     44,733
   Accounts receivable, net                               9,188          2,097
   Inventory                                              5,307          5,134
   Prepaid expenses and other current assets                863            726
                                                   ------------   ------------
Total current assets                                     60,366         52,690
Property and equipment, net                               2,870          1,414
Other assets                                                 34             34
                                                   ------------   ------------
Total assets                                       $     63,270   $     54,138
                                                   ============   ============
        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                $      4,333   $      1,768
   Accrued liabilities                                    3,116          2,105
                                                   ------------   ------------
Total current liabilities                                 7,449          3,873
Commitments and contingencies
Stockholders' equity:
   Common stock                                              24             23
   Additional paid-in capital                            95,522         94,412
   Deferred stock-based compensation                        (95)          (462)
   Accumulated deficit                                  (39,630)       (43,708)
                                                   ------------   ------------
Total stockholders' equity                               55,821         50,265
                                                   ------------   ------------
Total liabilities and stockholders' equity         $     63,270   $     54,138
                                                   ============   ============